UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2021

TESSCO Technologies Incorporated

(Exact name of the registrant as specified in its charter)

Delaware	001-33938	52-0729657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11126 McCormick Road, Hunt Valley, Maryland 21031

(Address of principal executive offices) (Zip Code)

(410) 229-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	TESS	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 19, 2021, Joseph M. Cawley, Jr., who served as Vice President Technology Development and Services from June 2017 to March 2019, and who since April 2019 has served as Senior Vice President Chief Information Officer, submitted his letter of resignation, to be effective April 2, 2021.

Mr. Cawley and TESSCO Technologies Incorporated (the “Company”) are parties to a Severance and Restrictive Covenant Agreement dated June 25, 2018 (the “Severance Agreement”), which, in addition to payment to Mr. Cawley of his base compensation through the date of termination of his employment, provides that the Company will under these circumstances pay to him the amount of any 2021 fiscal year bonus accrued through the date of employment termination.  The amount currently accrued is $55,000.

Mr. Cawley will also remain bound under the terms of the Severance Agreement to certain restrictive covenants, including a covenant not to compete for a period of one year.  All Performance Stock Units and Restricted Stock Units held by Mr. Cawley will terminate upon termination of his employment, and all stock options held by Mr. Cawley will remain exercisable (insofar as vested) and terminate, all in accordance with their respective terms.

Separately, Mr. Cawley has agreed to provide up to ten hours per week of consulting services to the Company, following the termination of his employment and until June 1, 2021, in consideration for an additional fixed payment of $10,500 upon successful performance, and an agreement that the accrued bonus payable to Mr. Cawley upon the anticipated termination of his employment will not be less than the amount now accrued.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESSCO Technologies Incorporated

By:	/s/ Aric M. Spitulnik
Aric M. Spitulnik
Chief Financial Officer and Senior Vice President

Dated: February 23, 2021

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